Exhibit 10(a)



   Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" and to the use of our reports dated (a) March 25, 2009, with respect to the financial statements of Lincoln Life & Annuity Company of New York and (b) March 20, 2009, with respect to the financial statements of Lincoln New York Account N for Variable Annuities, in Post-Effective Amendment No. 7 to the Registration Statement (Form N-4 No. 333-141757) pertaining to Lincoln New York Account N for Variable Annuities, which is incorporated by reference into Post-Effective Amendment No. 8.

                                /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
September 28, 2009